CSFB 04-4 (#5)

Pay rules

1.

Pay to the PREM and 5A1, pro-rata, until retired.

2.

Pay to the 5A2 until retired.

Notes

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Collateral – 30 Yr Conf Alt-A

●

Targeted Passthru Rate – 6.0

●

Pricing Speed – 100 PPC (starting at 4 CPR to 16 CPR in 12 months, remaining at 16CPR  for life)

●

NAS Bonds –None

●

IO Bonds – None

●

PO Bonds – None

●

PAC Bonds – None

●

TAC Bonds – None

●

Z Bonds – None

●

Floater Bonds – None

●

Inverse - None

●

Death Put, Living Put, Lottery (1000 x 1000) – None

●

AAA Mezzanine Bonds – None

●

VADM - None

●

Residual Class – None

●

Settle – 7/30/2004

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Collateral Assumptions:

O

Gross Coupon: 6.30

O

Net Coupon: 6.0

O

Cut-Off balance: 80,000,000

O

Original balance: 80,000,000

O

Wam: 356

O

Age 4